UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 27, 2006

                                  BUNGE LIMITED
             (Exact name of Registrant as specified in its charter)

          Bermuda                         001-16625              98-0231912
(State or other jurisdiction       Commission File Number     (I.R.S. Employer
     of incorporation)                                    Identification Number)

               50 Main Street                             10606
           White Plains, New York                       (Zip code)
  (Address of principal executive offices)

                                 (914) 684-2800
              (Registrant's telephone number, including area code)

                                      N.A.
          (Former name or former address, if changes since last report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition
           ---------------------------------------------

         On July 27, 2006, Bunge Limited issued a press release reporting second quarter results for 2006. A copy of the press release is attached hereto as
Exhibit 99.1. The attached Exhibit 99.1 is furnished in its entirety pursuant to this Item 2.02.



Item 7.01  Regulation FD Disclosure
           ------------------------

         The following table illustrates the net exposure of secured advances to farmers and prepaid commodity purchase contracts in Brazil for the periods presented:


(US$ Millions)
                                             12/31/04        6/30/05         12/31/05        6/30/06
                                         ------------   ------------     ------------   ------------

Total Balance                                     932            801              924             857

Soybeans available for payment on advances        (38)          (236)             (39)           (444)

Allowance for uncollectible advances              (43)           (45)             (32)            (35)
                                                  ----           ----             ----            ----
Net Exposure                                      851            520              853             378
                                                  ===            ===              ===             ===


Item 9.01  Financial Statements and Exhibits
           ---------------------------------

     (a)  None

     (b)  None

     (c)  Exhibits

     Exhibit No.                       Description
     -----------                       -----------

     99.1                              Press Release, dated July 27, 2006

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated: July 27, 2006


                                          BUNGE LIMITED


                                          By:  /s/ WILLIAM M. WELLS
                                               ------------------------------
                                               Name:  William M. Wells
                                               Title: Chief Financial Officer

                                    EXHIBITS



Exhibit No.                      Description
-----------                      -----------

99.1                             Press Release, dated July 27, 2006